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                                                                   EXHIBIT 10.44


                      [UNION BANK OF CALIFORNIA LETTERHEAD]

                                      Date
                                January 26, 1998



John Hohener, CFO
SMARTFLEX SYSTEMS INCORPORATED
14312 Franklin Avenue
Tustin, CA  92781-2085

               NOTICE OF WAIVER
               Re:  Loan Agreement
               Dated:  September 26, 1997

Dear Mr. Hohener:

        You have requested the following waiver(s) in reference to the Loan Agreement ("Agreement") between Union Bank of California, N.A. ("Bank") and Smartflex Systems Incorporated ("Borrower") referred to above.

        Bank hereby waives Borrower's breach of Section 4.8 Profit From Operations and Section 4.9 Cash Flow of the Agreement occurring prior to January 1, 1998. Any further breach of these sections is not waived.

        Except as waived hereby, the Agreement, as the same may have previously been waived, shall remain unaltered and in full force and effect. This letter shall not be a waiver of any existing default or breach of a covenant unless specified herein.

        If you agree with the foregoing, please sign the enclosed acknowledgement copy and return it on or before February 15, 1998.

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By      Robert Thomas
                                                    ----------------------------
                                            Title:  Vice President
                                                    ----------------------------


                                            By      Jack Penhoff
                                                    ----------------------------
                                            Title:  Vice President
                                                    ----------------------------




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SMARTFLEX SYSTEMS INCORPORATED hereby agree to and
acknowledge this waiver this 30 day of January, 1998.


By      //s// John Hohener
        ----------------------------
Title:  VP/CFO
        ----------------------------



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